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                                                                    Exhibit 99.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Crowley Maritime Corporation for the quarter ended June 30, 2002, I, Richard L. Swinton, Vice President, Tax & Audit of Crowley Maritime Corporation, hereby certify pursuant to 18 U.S.C. [sec]1350, as adopted pursuant to [sec]906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Crowley Maritime Corporation.

Date: August 14, 2002                                /s/ Richard L. Swinton
                                                     ---------------------------
                                                     Richard L. Swinton
                                                     Vice President, Tax & Audit